Prepayments	12 Months Ended
Jun. 30, 2026
Schedule Of Prepayments
Prepayments

17. Prepayments

	2026 USD	2025 USD
Advance annual maintenance contract costs — current contract year	4,303,446	–
Advance annual maintenance contract costs — following contract year	2,124,207	–
Advance annual maintenance contract costs — earlier contract years	1,054,293	–
Advance annual maintenance contract costs — VIS international sub-group	31,528	–
Advances to vendors for goods and services not yet delivered	831,498	–
Prepaid insurance	126,589	–
Other prepaid expenses	926,451	2,904
	9,398,012	2,904

Prepayments of USD 9,398,012 comprise USD 8,468,684 in the VIS India sub-group, USD 632,429 in the VIS international sub-group, USD 281,880 in the Braiin corporate sub-group and USD 15,018 in the Vega sub-group.

The largest component is the cost of annual maintenance and warranty support cover purchased from equipment vendors. The VIS businesses sell annual maintenance contracts to their customers and purchase matching back-to-back cover from the original equipment manufacturers, paying the vendor in advance for the contract term. The cost is carried as a prepayment and released to cost of services over the term of the cover, matching the release of the corresponding customer receipts held as contract liabilities at Note 31. The two balances therefore move together: advance maintenance costs of USD 7,481,946 are carried against contract liabilities of USD 8,792,391 in the same sub-group.

Advances to vendors of USD 831,498 represent amounts paid for equipment and services ordered against confirmed customer orders but not delivered at the reporting date. They are released to cost of materials or cost of services on delivery. The advance billing from vendors of VIS Networks Private Limited on vendor invoices dated before 12 February 2026, or with no invoice date recorded, was not recoverable and was measured at nil at the acquisition date (Note 37).